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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported)   SEPTEMBER 24, 2002
                                                         -----------------------


                          MICROTEL INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


           DELAWARE                    001-10346                77-0226211
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)



        9485 HAVEN AVENUE, SUITE 100, RANCHO CUCAMONGA, CALIFORNIA 91730
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               (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code       (909) 987-9220
                                                  ------------------------------



                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On September 24, 2002, MicroTel International, Inc. and subsidiaries ("MCTL") notified BDO Seidman, LLP ("BDO"), the independent accounting firm that was engaged as MCTL's principal accountant to audit MCTL's financial statements, that it intended to engage new certifying accountants, in effect terminating MCTL's relationship with BDO. On October 1, 2002, MCTL engaged Grant Thornton as its new certifying accountants.

         The audit reports of BDO on the consolidated financial statements and consolidated financial statement schedules of MCTL as of and for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         MCTL's decision to change accountants was approved by MCTL's audit committee and board of directors. In connection with the audits of the years ended December 31, 2001 and 2000, and during the subsequent interim period through September 24, 2002, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to BDO's satisfaction, would have caused BDO to make reference to the subject matter of the disagreement in connection with its opinion. In addition, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended.

         MCTL has not consulted with Grant Thornton in the past regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on MCTL's financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v).

         On October 3, 2002, MCTL provided BDO with a copy of the disclosures it is making in response to Item 304(a) of the Securities Act. MCTL requested that BDO furnish MCTL with a letter addressed to the Securities and Exchange Commission stating whether BDO agrees with the statements made by MCTL in response to Item 304(a) and, if not, stating the respects in which it does not agree. A copy of BDO's letter is attached as Exhibit 16.1 to this Form 8-K.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired. Not applicable.
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         (b)      Pro Forma Financial Information. Not applicable.
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         (c)      Exhibits.
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                  16.1     Letter dated October 4, 2002 from BDO Seidman, LLP
                           regarding change in certifying accountant


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 7, 2002          MICROTEL INTERNATIONAL, INC.

                                By:  /s/ RANDOLPH D. FOOTE
                                    -------------------------------------------
                                     Randolph D. Foote, Chief Financial Officer